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                                                                   EXHIBIT 10.10

                                PLEDGE AGREEMENT

         This Pledge Agreement (the "Agreement") is entered into as of the 9th day of April, 1998 between HydroChem Industrial Services, Inc. ("Lender") and
B. Tom Carter, Jr. ("Pledgor").

         WHEREAS, HydroChem Holding, Inc., the parent corporation of Lender ("Holding"), has granted previously to Pledgor two employee stock options (the "Stock Options") under which currently an aggregate of 285,601 shares of Holding's Class A Common Stock (the "Shares") are exercisable at an exercise price of $1.00 per share; and

         WHEREAS, simultaneously herewith, the Pledgor is (i) borrowing the sum of Two Hundred Eighty Five Thousand Six Hundred One and 00/100 Dollars ($285,601.00) from the Lender in exchange for Pledgor's promissory note, dated as of even date herewith, payable to Lender in the principal amount of Two Hundred Eighty Five Thousand Six Hundred One and 00/100 dollars with interest as therein specified (the "Note"), and (ii) using the proceeds from the Note to exercise the Stock Options for the Shares which Shares will be represented by Holding stock certificate number CA-28; and

         WHEREAS, Pledgor desires to pledge all of the Stock Collateral (as such term is hereinafter defined) to Lender as collateral and security for Pledgor's obligations and duties under the Note and this Agreement.

         NOW, THEREFORE, for and in consideration of the premises and the covenants herein contained, and in consideration of the extension of credit to Pledgor as evidenced by the Note, the parties hereto agree as follows:

         1. Pledge of Stock Collateral. As collateral and security for the prompt and full performance of all duties and obligations of Pledgor under the Note and this Agreement, Pledgor hereby pledges, assigns and transfers unto Lender, and grants a security interest to Lender in and to the following property of Pledgor (collectively, the "Stock Collateral"):

                 (a)      The Shares;

                 (b) All stock rights, rights to subscribe, dividends (including, but not limited to, cash dividends, stock dividends, dividends paid in stock and liquidating dividends), and any other rights and property interests (including, but not limited to, accounts, contract rights, instruments and general intangibles) arising out of or relating to the Shares;

                 (c) All other or additional (or less) stock or other securities or property (including cash) paid or distributed in respect of the Shares by way of stock split, spin off, reclassification, combination of shares or similar corporate rearrangement;

                 (d) All other or additional (or less) stock or other securities or property (including cash) paid or distributed in respect of the Shares by reason of any consolidation,
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merger, exchange of stock, conveyance of assets, liquidation or similar corporate reorganization; and

                 (e) All proceeds (both cash and non-cash) of the foregoing, whether now or hereafter arising under the foregoing.

The above referenced certificate representing the Shares, together with irrevocable stock powers executed in blank, are herewith delivered to Lender to hold pursuant to the terms of this Agreement.

         2. Dividends. So long as there exists no default by Pledgor under the Note or this Agreement during the term hereof, all dividends and other amounts with respect to the Stock Collateral shall be paid to the Pledgor.

         3. Voting Rights. During the term of this Agreement, and so long as Pledgor is not in default in the performance of any of the terms of the Note or this Agreement, Pledgor shall have the sole and exclusive right to vote the Shares on all corporate questions before the stockholders of Holding, and Lender shall execute and deliver to Pledgor in a due and timely manner proxies in favor of Pledgor to this end.

         4. Representations and Warranties. Pledgor represents and warrants to Lender (i) that the Shares are validly issued, fully paid and non assessable; (ii) that the Shares are validly pledged to Lender in accordance with law; and (iii) that Pledgor has, and will have, good and marketable title to the Shares, free and clear of all liens and encumbrances (other than the security interest granted herein).

         5. Covenants. Until full performance of Pledgor's duties and obligations under the Note and this Agreement, Pledgor shall (i) deliver to Lender (a) immediately upon Pledgor's receipt of any stock or other securities paid or distributed in respect of the Shares the certificates representing such stock or securities and (b) irrevocable stock powers executed in blank for all such stock or securities; (ii) defend, at Pledgor's sole expense, the title to the Stock Collateral or any part thereof; and (iii) promptly, upon request by Lender, execute, acknowledge and deliver any financing statement, endorsement, renewal, affidavit, deed, assignment, continuation statement, security agreement, certificate or other document as Lender may require in order to perfect, preserve, maintain, protect, continue and/or extend the lien and security interest of Lender under this Agreement and the priority thereof.

         6. Full Performance. Upon full performance of Pledgor's duties and obligations under the Note and this Agreement, Lender shall deliver to Pledgor within three business days all of the Stock Collateral that remains pledged hereunder and this Agreement shall thereupon terminate.

         7. Default. Pledgor shall be in default under this Agreement on the occurrence of any of the following events or conditions:

                 (a) Failure to make any payment in accordance with the terms of the Note; or



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                 (b)      Pledgor's failure to observe, keep or perform any
covenant, agreement or condition required by this Agreement to be observed, kept or performed; or

                 (c) Pledgor's insolvency, or the appointment of an assignee for the benefit of creditors or of a receiver for Pledgor, or in the event that a petition under any provision of the Federal Bankruptcy Act is filed either by or against Pledgor.

         8. Remedies. Upon the occurrence of any event of default, in addition to any other right or remedy that Lender may then have under the Texas Business and Commerce Code or otherwise, Lender may sell, assign and deliver, in its sole discretion, all or any part of the Stock Collateral in one or more parcels, and all right, title and interest, claim and demand therein, at public or private sale, for cash or other property, upon credit or for future delivery, Pledgor hereby waiving and releasing any and all equity or right of redemption.

         9. No Waiver of Rights or Remedies. No failure or delay by Lender in exercising any right, power or privilege under the Note or this Agreement shall operate as a waiver thereof, and no single or partial exercise thereof shall preclude any other or future exercise of any other right, power or privilege.

         10. Notice. Any notice required or permitted hereunder shall be given in writing and shall be deemed effective when delivered in person or when deposited in the U.S. mails, postage prepaid, for delivery as registered or certified mail, return receipt requested, and addressed as follows:

               If to Pledgor:
                                B. Tom Carter, Jr.
                                5956 Sherry Lane
                                Suite 930
                                Dallas, Texas 75225

               If to Lender:
                                HydroChem Industrial Services, Inc.
                                6210 Rothway, Suite 150
                                Houston, Texas  77040
                                Attention:  General Counsel

(or such other address as may be stated in written notices furnished by any party to the other party).

         11. Governing Law. This Agreement shall be governed by and construed under and in accordance with the Texas Business and Commerce Code and other applicable laws of the State of Texas.




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         12.     Parties Bound.  This Agreement shall be binding on and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, representatives, successors and assigns.

         13. Severability. In case any one or more of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

         14. Entire Agreement. This Agreement constitutes the entire understanding between the parties hereto, and there are no agreements, understandings, restrictions, warranties or representations between the parties hereto other than those set forth herein.

         15. Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning of this Agreement or its interpretation.

         16. Stockholders Agreement. Notwithstanding any other provision of this Agreement, Lender hereby acknowledges that it takes the Stock Collateral subject to the terms and conditions of that certain Stockholders Agreement dated as of December 15, 1993 by and among Holding and all holders of Holding's capital stock.


         IN WITNESS WHEREOF, the parties have executed this Agreement and caused the same to be duly delivered on the day and year herein above first set forth.

                                    PLEDGOR:

                                    /s/ B. Tom Carter, Jr.
                                    ----------------------------------
                                    B. Tom Carter, Jr.


                                    LENDER:


                                    HydroChem Industrial Services, Inc.


                                    By: /s/ Pelham H. A. Smith
                                       ---------------------------------
                                       Pelham H. A. Smith, Vice President




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